Note 6 - Accounts Receivable	12 Months Ended
Dec. 31, 2010
Receivables [Abstract]
Note 6 - Accounts Receivable, Net [Text Block]

6. Accounts Receivable, Net

Accounts receivable, net consisted of the following:

		As of December 31,
		2010	2009

Trade		15,085	11,507
Less: Allowance for uncollectible accounts		(1,608)	(1,446)

		13,477	10,061
Less: Long-term accounts receivable, net		(2,905)	(1,946)

Current accounts receivable, net		10,572	8,115

	As of December 31,
	2010	2009	2008

Allowance for uncollectible accounts
Balance at January 1,	(1,446)	(1,191)	(1,290)
Additions	(196)	(130)	(84)
Write-offs	100	88	16
Cumulative translation adjustments	(66)	(213)	167

Balance at December 31,	(1,608)	(1,446)	(1,191)

Allowance on short-term receivables	(1,028)	(875)	(638)

Allowance on long-term receivables	(580)	(571)	(553)

At December 31, 2010 and 2009, long-term receivables include US$642 and US$633, respectively relating to payments made by the Company to suppliers and subcontractors on behalf of certain contractors. These contractors had been hired by the subsidiary Brasoil for the construction/conversion of vessels into FPSO ("Floating Production, Storage and Offloading") and FSO ("Floating, Storage and Offloading") and failed to make the payments to their suppliers and subcontractors. The Company made the payments to avoid further delays in the construction/conversion of the vessels and consequent losses to Brasoil.

The Company's management has determined that these payments can be reimbursed, since they represent Brasoil's rights with respect to the contractors, for which reason judicial action was filed with international courts to seek reimbursement. However, as a result of the uncertainties related to the realization of such receivables, the Company recorded an allowance for all credits not backed by collateral. Such allowance amounted to US$570 and US$561 as of December 31, 2010 and 2009, respectively.